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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         DATE OF REPORT: AUGUST 22, 2001

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




         DELAWARE                      1-11234                  76-0380342
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)



                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                 (713) 369-9000
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
 Number           Description of Exhibit
-------           -----------------------
  1.1             Form of Sales Agreement between RCG Brinson Patrick, a
                  division of Ramius Securities, LLC, and Kinder Morgan Energy
                  Partners, L.P.




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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KINDER MORGAN ENERGY PARTNERS, L.P.

                                    By:  KINDER MORGAN G.P., INC.,
                                         its general partner

                                    By:  KINDER MORGAN MANAGEMENT, LLC,
                                         its delegate

Dated: August 22, 2001              By:  /s/JOSEPH LISTENGART
                                       -----------------------------------------
                                         Joseph Listengart
                                         Vice President, General Counsel and
                                         Secretary


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                                  EXHIBIT INDEX


Exhibit
 Number           Description of Exhibit
-------           -----------------------
  1.1             Form of Sales Agreement between RCG Brinson Patrick, a
                  division of Ramius Securities, LLC, and Kinder Morgan Energy
                  Partners, L.P.